UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 15, 2010
Toreador Resources Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34216 (Commission File Number)	75-0991164 (IRS employer Identification No.)

c/o Toreador Holding SAS 9 rue Scribe Paris, France (Address of principal executive offices)	75009 (Zip code)
33 1 47 03 34 24
(Registrant’s telephone number including area code)

(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On December 15, 2010, Toreador Resources Corporation (the “Company”) made available a corporate presentation on its website (www.toreador.net). A copy of the presentation is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     Pursuant to General Instruction B.2 of Form 8-K, the information contained in Item 7.01 of this Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Corporate presentation, dated December 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TOREADOR RESOURCES CORPORATION
By:	/s/ Craig M. McKenzie
	Name:	Craig M. McKenzie
	Title:	Chief Executive Officer

Date: December 15, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Corporate presentation, dated December 2010.